GeoResources, Inc Corporate Profile September 2009 Exhibit 99.1

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, which may be substantial. In addition, all statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2008 Annual Report on
Form 10-K/A and any and all our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov). There is no duty to update the statements herein.

(1) Includes GEOI’s share of partnerships’ reserves.
(2) Proved reserves presented throughout this profile are estimated as of 7/1/2009 and  based on NYMEX strip pricing at 7/15/09.
(3) January – April 2009 average, pro forma for May 2009 acquisitions.
(4) Acreage information estimated as of  7/1/09.  Maps herein exclude minor value properties.

Company Overview
Company Highlights
Direct Direct+
Ownership Partnership
(1)
Proved Reserves (Bcfe)
(2)
127.7 141.4
Oil 53% 49%
Proved Producing 62% 62%
Proved Developed 75% 75%
PV 10% (millions) $375.1 $406.4
Production (Mmcfepd)
(3)
29.6 35.6
Operated 82% 82%
Gross Acreage
(4)
483,324 483,324
Net Acreage
(4)
224,377 234,427

(1) Proved reserves, as shown throughout this profile, are estimated as of 7/1/09 and based on NYMEX strip pricing at 7/15/09. The NYMEX oil strip used for the estimates ranged from $62.15 per Bbl for 2009 to $87.73 per Bbl for years 2017 and beyond. The NYMEX gas strip ranged from $3.28 per Mcf for 2009 to $7.58 per Mcf for years 2017 and beyond.
(2) Partnership reserves do not include potential reversionary interests.
(3) Represents non-proved reserve potential associated with existing fields or prospects that are scheduled and reasonably expected to be drilled with the Company’s anticipated cash flows and current budget. Does not include certain projects which may result in additional prospects or drilling locations. Cautionary Note: The
Company is using the term “non-proved potential” in this profile to provide interested parties with estimates of reserve potential associated with certain projects.
See further information following in this profile. Such estimates are prepared by the Company, in accordance with reasonable industry practices. However, such estimates are inherently imprecise and subject to material revisions. As of June 2009, the SEC did not permit the disclosure of any non-proved reserve estimates in SEC filings. Accordingly, interested parties are urged to read the Company’s Annual Report on Form 10-K/A and its other SEC filings.
Proved and Potential Reserves
Oil Gas Total
Corporate Interests MMBO BCF BCFE BCFE % PV 10 ($MM)
PDP 6.9 37.9 79.3 62.1% $226.2
PDNP 1.9 5.6 17.0 13.3% 66.1
PUD 2.6 15.9 31.4 24.6% 82.8
Total 11.4 59.4 127.7 100.0% $375.1
Oil Gas Total
Corporate and Partnership Interests
(2)
MMBO BCF BCFE BCFE % PV-10 ($MM)
Proved
PDP 6.9 46.1 87.7 62.0% $248.6
PDNP 1.9 6.8 18.3 13.0% 68.1
PUD 2.6 19.6 35.4 25.0% 89.7
Total Proved 11.4 72.5 141.4 100.0% $406.4
Other Non-Proved Potential
(3)
7.9 14.3 61.7
Total 19.1 87.4 202.4

• May 20, 2009: Closed acquisition in Bakken Shale trend of Williston Basin.
– Acquisition made through existing joint venture - net cash $10.4 million.
• Acquired a 15% interest in 60,000 net acres plus interests in 59 wells.
• Adds 486 MBoe of proved reserves and numerous drilling locations.
• Adds 180 Boepd.
• May 29, 2009: Closed acquisition in the Giddings Field, Texas.
– Purchased from affiliated partnership – net cash $48.4 million.
• Increased working interest from approximately 7% to 36%.
• 68 producing wells plus undeveloped acreage.
• Directly acquired 25 Bcfe of proved reserves (88% natural gas and 73%
developed).
• Daily production 10.6 MMcf and 85 Bbls liquids.
• Increased partnership share to 30% (equals to 13.2 Bcfe of proved reserves and 5.7 MMcfepd).
Recent Acquisitions

Undeveloped
25%
Producing
62%
Developed
Non-Producing
13%

Williston
25%
Mid-Con
8%
Permian
Basin
10%
Louisiana
16%
Other
5%
Gulf
Coast/ETX
/STX
36%

(MMcfe)

Proved Reserves (Bcfe)
(2)
Production (MMcfe)
(3)
Reserves and production – Direct interests
(1)
10,841
7,420
4,000
1,681
1,000
3,050
5,100
7,150
9,200
11,250
2006 2007 2008 Pro Forma
Proved Reserves – 127.7 Bcfe
(2)
(1) Excludes partnership interests.
(2) 2006 – 2008 proved reserves based on SEC prices.  Reserves as of 7/1/09 based on 7/15/09 NYMEX strip prices.
(3) Based on January – April 2009 annualized and pro forma reflecting the May 2009 acquisitions.
14.4
87.5
127.7
94.0
0
30
60
90
120
150
2006 2007 2008 2009
(Bc
fe)
Gas
47%
Oil
53%

12
10
8
6
4
2
0
(MMBO)
1.7
10.7
8.8
11.4
2006
2007
2008
7/1/09

Undeveloped
25%
Producing
62%
Developed
Non-Producing
13%

70
60
50
40
30
20
10
0
(Bcf)
4.2
29.8
34.7
59.4
2006
2007
2008
7/1/09

7 Proved Reserve Growth – Direct Interests (1) Gas Oil Proved Reserves at 7/1/2009 127.7 Bcfe (1) Excludes partnership interests. Gas 47% Oil 53%

Production Growth – Direct Interests
Gas
Oil
184
392
743 746
0
200
400
600
800
1,000
2006 2007 2008 2009
(1)
4,460
2,962
1,648
577
0
1,200
2,400
3,600
4,800
6,000
2006 2007 2008 2009
(1)
Summary of acquisitions and divestitures:
– April 2007: Reverse merger and Chandler
acquisition.
– October 2007: $100.0 million acquisition primarily
in Louisiana and Texas.
– January 2008: $6.6 million sale – Michigan.
– February 2008: $7.9 million acquisition – Williston
Basin.
– February 2008: $1.8 million sale – Louisiana.
– May 2008: $11.8 million sale – seven fields,
Louisiana and Texas.
– May 2008: Participation in the $61.7 million
formation of OKLA Energy Partners LP.
– September 2008: $3.6 million acquisition –
Oklahoma.
– 2008 acquisitions and divestitures, high-graded
portfolio and expanded drilling inventory.
– January 2009: $1.6 million sale – Louisiana.
– May 2009: $10.4 million acquisition – Williston
Basin.
– May 2009: $48.4 million acquisition – Giddings
Field, Texas.
– 2009 acquisitions expand in core areas, high-
graded portfolio and expands drilling inventory.
(1) Excludes partnership interests.  Based on PDP volumes and includes acquisitions closed in May.

Partnership Operations
SBE Partners LP
Catena Oil & Gas, LLC
OKLA Energy Partners LP
2% GP Interest
30% GP Interest
GeoResources owns a direct working interest in
partnerships’ properties, serves as general partner
and operates the majority of the properties.
Catena Oil & Gas, LLC.
Wholly owned subsidiary.
30% interest in SBE partners earned in
connection with May 2009 acquisition.
2% General Partner interest in Okla Energy
potentially increases to 35.7% reversionary
interest.
13.7 Bcfe excluding reversionary interest.
Partnerships generate fees, net income and
cash distributions estimated for 2009 as follows:
Management fees $1.1 million
Partnership net income $2.6 million
Partnership distributions $4.4 million

Financial Summary

Selected Balance Sheet Data
(1) The above table does not include the balance sheet effects of hedge accounting for derivative financial instruments which is required for financial statements presented in accordance with generally accepted accounting principles. See the Company’s SEC filings for further information.
(in millions)
30-Jun-09 Dec. 31, 2008 Dec. 31, 2007
Cash $              7.7 $            14.0 $            24.4
Other Working Capital - Net $              3.9 $             (8.7) $           (10.5)
Total Working Capital $            11.6 $              5.3 $            13.9
Oil & Gas Assets (Successful Efforts) $          241.9 $          181.6 $          181.4
Equity in Partnerships $              3.4 $              3.3 $              1.8
Long-Term Debt $            98.0 $            40.0 $            96.0
Common Stock and Additional Paid in Capital
(1)
$          113.3 $          112.7 $            79.8
Retained Earnings
(1)
$           25.0 $            21.0 $              7.5
Common Stock Outstanding 16.2

Financial Summary

Operating  Data
(1) EBITDAX is defined as earnings before interest, income taxes, depreciation, depletion and amortization, impairments and exploration expense.  EBITDAX should not be considered as an alternative to net income or cash flow as indications of performance or liquidity. See the Company’s SEC filings for further information.
($ in millions, except per share data and unit metrics)
YTD 06/30/09 2nd Qtr 2009 2008 2007
Key Data:
Avg. realized oil price ($/Bbl) 56.87 $            59.28 $             82.42 $            67.20 $
Avg. realized natural gas price ($/mcf) 4.01 $               3.89 $                8.12 $               6.19 $
Oil production (MBbls) 389 212 743 392
Natural gas production (MMcf) 1,752 1,087 2,962 1,648
Total revenue 33.8 $               19.3 $                94.6 $               40.1 $
Net income before tax 6.6 $                  5.7 $                   21.3 $               8.0 $
Net income 4.0 $                  3.5 $                   13.5 $               3.1 $
Net income per share (basic) 0.24 $               0.22 $                0.87 $               0.25 $
EBITDAX
(1)
18.2 $               12.0 $                53.0 $               17.5 $
EBITDAX per share (basic)
(1)
1.12 $               0.73 $                3.40 $               1.42 $

($ in millions)      Total w/Partnerships
PV-10 % of Total PV-10 % of Total
Proved Reserves:
Proved Developed Producing $226.2 60.3% 248.6 61.4%
Proved Developed Non-Producing 66.1 17.6% 68.1 16.8%
Proved Undeveloped 82.8 22.1% 89.7 21.8%
   Total Proved PV-10 Value $375.1 100.0% 406.4 100.0%
Plus:  Working Capital
(1)
11.6 11.6
           Acreage and Other
(2)
10.0 10.0
Less:  LTD
(3)
(98.0) (98.0)
Total 298.7 330.0
Shares Outstanding
(Thousands)
16,241 16,241
Net Asset Value Per Share 18.39 20.32
Direct Ownership

Net Asset Value
Net Asset Value
(1) At June 30, 2009, excludes derivative financial instruments.
(2) Company estimate including primarily Williston Basin Bakken acreage and Eagle Ford and Georgetown rights below Austin Chalk.
(3) At June 30, 2009.

$70.0
$56.0
$42.0
$28.0
$14.0
$0.0
$17.5
$53.0
$42.2
2007
2008
LTM 6/30/09

6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
3.0x
0.8x
2.3x
2007
2008
LTM 6/30/09

(1) EBITDAX is defined as earnings before interest, income taxes, depreciation, depletion and amortization, impairments and exploration expense.  EBITDAX should not be considered as an alternative to net income or cash flow as indications of performance or liquidity. See the Company’s SEC filings for further information.
EBITDAX
(1)
Total Leverage
($ in millions)
• Clear track record of EBITDAX growth.
• Conservative use of leverage to maintain strong balance sheet.
– As of June 30, 2009, the Company’s total debt to Last Twelve Months
(“LTM”)  EBITDAX is 2.3x (1.5x on a pro-forma basis).
Strong Financial Position

Hedging Strategy
Oil Hedges
• GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles.
• 2009 – 2010 natural gas hedges include hedge volumes intended to cover
GEOI’s share of partnership production.  Hedged volumes shown below are about 68% of combined production volumes.
0%
20%
40%
60%
80%
100%
2009 2010 2011
$76.00 $74.37
$74.71
$43.85
$43.85
0%
20%
40%
60%
80%
100%
2009 2010 2011
$5.08 $5.12
$7.00 - $10.75
$7.00 - $9.90
$7.00 - $9.20
Natural Gas Hedges
Swap Fixed Contract Swap Collar

Management History
1983-April 2007
GeoResources, Inc.
Areas of Operation:
Williston Basin
2004- 2007
Southern Bay Energy, LLC
Areas of Operation:
Gulf Coast, Permian Basin
2000-2007
Chandler Energy, LLC
Areas of Operation:
Williston Basin, Rockies
1988-2000
Chandler Company
Areas of Operation:
Rockies, Williston Basin
1992-1996
Hampton Resources
Corporation
Areas of Operation:
Gulf Coast
1997-2001
Texoil Inc.
Areas of Operation:
Gulf Coast, Permian Basin
2001-2004
AROC Inc.
Areas of Operation:
Gulf Coast, Permian Basin,
Mid-Continent
• Significant operations and financial
experience.
• Management’s historic areas of operation
have been focused on GeoResources’
core areas.
• Extensive industry relationships.
• Prior track record includes:

Balanced Growth Strategy
Asset
Rationalization
• Selectively divest assets to upgrade our portfolio and focus on existing fields and new projects with greater development and exploitation potential.
• Implement re-engineering and development programs within existing fields.
Cost Control
• Target low operating costs and G&A structure.
• Modest overhead structure.
• Generate additional exploration projects and increase direct participation.
• Solicit partners on a promoted basis to reduce average costs, diversify and realize operating income.
Exploration
•
Acquire oil and gas properties with significant producing reserves and development and exploration potential.
•
Solicit partners in acquisitions on a promoted basis, to diversify, reduce average costs, and generate operating fees.
Acquisitions

Acquisition Strategy
Use price
hedging
Acquire
producing
fields or
undeveloped
acreage
Acquire
corporate
entities
Develop
drilling
programs
Promote in
partners
Retain field
operating
control
Accelerate
field
development

Regional Overview

Southern Region
TX
NM
LA
Loco Hills
Maljamar
Harris
M.A.K.
Warwink
Wheeler
Chittim Ranch
Giddings*
*SBE Partners LP properties
Odem
Driscoll
Oak Hill
Golden
Meadow
Quarantine
Bay
Eloi Bay
St. Martinville
Frisco
OK
OKLA Energy Partners
LP properties
• Accounts for 73% of reserves and approximately
83% of total production.
– High-impact exploration potential.
– Development and recompletion potential.
• Continuous successful Austin Chalk drilling
program.
– Significant working interests plus partnership interests.
– Thirteen wells drilled with 100% success rate.
– 69 producing wells.
– One well currently drilling.
– 6-8 wells expected to be drilled in 2009 and in 2010.
– Recent additional acreage acquisitions.
– May deploy additional rig with cost reductions.
– Yegua and Eagle Ford Shale potential.
• Two 3D seismic projects in progress.

Northern Region
ALBERTA MANITOBA SASKATCHEWAN
MT
SD
ND
Newporte
Sherman/Wayne
Landa
Starbuck
Comertown
Fairview/Mondak
Sioux Pass
Four Mile Creek
Patent Gate
Flat Top
Note: Highlighted area represents the Williston Basin.
Bakken JV
• Accounts for 27% of reserves and approximately 17%
of total production.
• North Dakota shallow:
– Starbuck waterflood initial installation early 2008, phase two finished in early 2009.
• Initial response realized.
– SW Starbuck waterflood installation completed early
2009.
– N.E. Landa expected to be unitized for waterflood.
– Drilled two operated horizontal infill locations in 2008.
– Additional horizontal infill locations.
• North Dakota Bakken:
– Recent acquisition of interests in approximately 62,000
net acres.
– Joint venture with 10-15.5% working interest in
approximately 100,000 net acres.
– Current  three rig program, expected to increase to four
rigs by 1st quarter 2010.
– 24 joint venture operated wells drilled.
– Acquired and/or participates in over 120 non-operated
wells.
– Joint venture expects to drill or participate in
approximately 60 wells in the next 18 months.

Re-engineering and workover 6%
Acreage, seismic and other 9%
Exploratory drilling 14%
Waterflood expansion 2%
Other development drilling 24%
Austin Chalk drilling and development 45%

• Planned projects are diversified across GeoResources’ core areas.
• Budget to remain within cash flow.
• Minimum $35 million in next 12 months.
• Budget allocation favors low-risk, high cash flow projects.
• Revised budgets expected mid-summer reflecting recent acquisitions.
– Combination of gas and oil projects.
– Combination of development of proved and probable reserves and exploration.
Southern Region Capital Expenditures Northern Region Capital Expenditures
Waterflood and
Associate
Drilling
5%
Acreage,
Seismic and
Other
6%
Re-engineering
and Workover
2%
Other
Development
Drilling
24%
Bakken Shale
Drilling
41%
Horizontal
Development
Drilling
22%
$50 million total
$61 million total
Planned Exploration &
Development Projects (2009 – 2011)

Selected Upside Projects
Reserve Potential
Gas
24.8%
Oil
75.2%
Reserve Potential
Bakken
24.4%
North Dakota
29.2%
Louisiana
26.6%
Texas
17.2%
Oklahoma
2.5%
Oil Gas Total
Field State Mmbo Bcf Bcfe
Bakken Shale
(1)
ND,MT 2.3 1.0 14.8
Chittim
(2)
TX - 1.1 1.1
Giddings
(3)
TX - 8.3 8.4
Mak TX 0.2 - 1.2
Northeast Landa ND 0.4 - 2.4
Oklahoma (various net)
(4)
OK - 1.5 1.5
Quarantine Bay
(5)
LA 1.4 2.3 10.7
Roth/Leonard ND 0.3 - 1.8
Sherman/Wayne ND 0.7 - 4.2
St. Martinville
(6)
LA 1.0 - 6.0
SW Starbuck ND 0.2 - 1.2
Starbuck Waterflood Unit
(7)
ND 1.4 - 8.4
Non-Proved Potential 7.9 14.3 61.7
(1) Estimated participation in 100 wells pending continued favorable drilling results.  Does not include in-fill drilling or Three Forks / Sanish horizontal potential.
(2) Does not include Pearsall Shale.
(3) Does not include Yegua or Eagle Ford Shale potential or proved undeveloped reserves.
(4) Includes net interest in 6 non-proved locations.
(5) Represents Company estimated base case for one prospect area.  Excludes other prospective areas and deep potential below 16,000 feet.
(6) Includes one proved and three non-proved locations.  Third seismic shoot may alter non-proved sub-surface locations and is expected to result in additional locations.
(7) Engineering estimates for a successful flood range from 1.4 to 2.3 MMBO.

Kittleson Slough
Clear Water
MOUNTRAIL
Ross
Alger
Stanley
Robinson Lake
Sanish
Plaza
Parshall
Reunion Bay
Big Bend
MCLEAN

Bakken Shale – East Nesson
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
• Joint venture with varying working
interests ranging from 10% to 15.5% in
approximately 100,000 net acres.
• 59,000 acres in Mountrail County.
• 24 horizontal Bakken Shale wells drilled
and in process of completing. Joint
venture expects to drill 60 wells in the next
18 months.
(1)
• Initial gross production rates range from
350 to 1,400 Bopd per well.
(1) Well counts exclude numerous wells with nominal interests.

Giddings Field
Austin Chalk Play
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico
• Approximately 67,000 acres.
• Producing properties and acreage in the
Austin Chalk Formation.
– GEOI owns an average direct working
interest of ~ 37%.
– Partnership owns ~ 53%.
– GEOI owns a 30% general partner interest.
• Thirteen wells drilled – 100% success.
• Additional upside includes:
– Multiple wells with rate increase potential
from slick water fracture stimulations.
– At least 15 additional locations.
– Yegua and Eagle Ford Shale potential.

Quarantine Bay
Quarantine Bay Field
LA
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field
• GeoResources has a 7% working interest above
10,500 feet and a 33% working interest below
10,500 feet, in approximately 14,000 acres.
• Cumulative Production = 180 Million Bbls and
285 BCF
• Shallow zone potential (<10,500 ft):
– Numerous behind pipe opportunities due to
multiple stacked sand reservoirs.
– Rate acceleration wells.
• Pending prices and drilling cost
reductions.
• Significant deep potential (>10,500 ft):
– Schlumberger reprocessed and interpreted
the 3-D seismic data.
– Initial prospect.
• Multiple objectives to 16,000 ft.

Starbuck Waterflood Unit
Starbuck Unit
ND
• Unitized effective November 1, 2007 and
includes over 6,000 acres.
–
95.8% working interest.
• Phase One waterflood installation
completed early 2008.
– Recent initial response.
– Phase Two waterflood expansion
substantially completed.
• The Starbuck Midale Zone has produced
584 MBO and the Berentson Zone has
produced 754 MBO on primary recovery,
for total field production of 1.4 MMBO.
• The Company estimates additional
reserves of 1.4 – 2.3 MMBO.
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W

Key Investment Highlights
Strong Growth with High Level of Operating Control
Strategically Located, Geographically Diverse Asset Base
Active Hedging Program
Experienced Management and Technical Staff
Developing Additional Prospects
Continued Value Creation
Significant Identified Upside Potential
Strong Financial Position